                                                                    Exhibit 99.3

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed financial statements are presented for illustrative purposes and do not purport to be indicative of the consolidated financial position and the results of operations for future periods or the results that actually would have been realized had Invivo Corporation ("Invivo") and Medical Data Electronics Inc. ("MDE") been a consolidated company during the specified periods.

The following unaudited pro forma condensed combined financial statements are based on the historical consolidated financial statements of Invivo and MDE after giving effect to the acquisition of MDE using the purchase method of accounting and the assumptions and adjustments described below, as if the acquisition occured July 1, 2001. The purchase price was allocated based on the estimated fair value of the assets acquired and of certain liabilities assumed based on MDE's balance sheet at March 29, 2003. The purchase price allocation is based on preliminary estimates by Invivo management and are subject to change. The following unaudited pro forma condensed combined statements of operations for the year ended June 30, 2002 and the nine months ended March 31, 2003 assumes the acquisition occurred on July 1, 2001. The unaudited pro forma condensed combined balance sheet at March 31, 2003 assumes the acquisition occurred on March 31, 2003.

The pro forma adjustments were based upon available information and upon certain assumptions as described in the notes to the unaudited pro forma condensed combined financial statements that Invivo's management believes are reasonable in the circumstances.

The unaudited pro forma condensed combined financial statements and accompanying notes should be read in conjunction with the historical consolidated financial statements and accompanying notes thereto of Invivo for the year ended June 30, 2002 included in its Annual Report on Form 10-K and the Form 10-Q for quarterly period ended March 31, 2003 and the corresponding separate historical financial statements of MDE, which is included in this Form 8-K.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                 (IN THOUSANDS)

                                                        HISTORICAL
                                                  -----------------------
                                                    MARCH 31,    MARCH 29,                       AS OF MARCH 31,
                                                      2003         2003                               2003
                                                    --------     --------                        --------------
                                                     INVIVO                      PRO FORMA         PRO FORMA
                                                  CORPORATION       MDE         ADJUSTMENTS         COMBINED
                                                  -----------    --------      -------------        --------
                   ASSETS

Current assets:
     Cash and cash equivalents                      $    712     $    336      $   (336)(2A)        $    712
     Restricted cash                                   1,359           --                              1,359
     Short-term investments                           16,424           --        (9,439)(2A)           6,985
     Trade receivables, net                           12,245        1,803                             14,048
     Inventories                                       8,398        5,340          (200)(2B)          13,538
     Deferred income taxes                             1,300           --                              1,300
     Prepaid expenses and other current assets           468           94                                562
                                                    --------     --------      --------             --------

                     Total current assets             40,906        7,573        (9,975)              38,504

Property and equipment, net                            5,624        1,300                              6,924
Intangible assets                                      7,037        1,780         1,100 (2A)           9,917
Other assets                                             176           --                                176
Intercompany                                              --        2,844        (2,844)(2A)              --
                                                    --------     --------      --------             --------
                                                    $ 53,743     $ 13,497      $(11,719)            $ 55,521
                                                    ========     ========      ========             ========

     LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable                               $  2,211     $    264      $                    $  2,475
     Accrued expenses                                  5,743        1,014           500 (2C)           7,257
     Current portion of long-term debt                   113           --                                113
     Income taxes payable                                933           --                                933
                                                    --------     --------      --------             --------

                     Total current liabilities         9,000        1,278           500               10,778

Long-term debt, excluding current portion              1,379           --                              1,379
Deferred income taxes                                    550           --                                550
                                                    --------     --------      --------             --------
                     Total liabilities                10,929        1,278           500               12,707

Commitments and contingencies                             --           --                                 --

Stockholders' equity:
     Common stock                                         39           10           (10)(2A)              39
     Additional paid-in capital                       17,513       40,186       (40,186)(2A)          17,513
     Retained earnings                                25,198      (27,977)       27,977 (2A)          25,198
     Accumulated other comprehensive income               64           --                                 64
                                                    --------     --------      --------             --------
                     Total stockholders' equity       42,814       12,219       (12,219)              42,814

                                                    $ 53,743     $ 13,497      $(11,719)            $ 55,521
                                                    ========     ========      ========             ========

             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)

                                                                         FOR THE YEAR ENDED JUNE 30, 2002

                                                                                               PRO FORMA        PRO FORMA
                                                          INVIVO            MDE               ADJUSTMENTS        COMBINED
                                                       -----------      -----------           -----------       ---------
Sales                                                  $    42,088           20,752               --               62,840
Operating expenses:
      Cost of goods sold                                    19,994            9,108               --               29,102
      Selling, general, and administrative                  15,910            6,457               --               22,367
      Research and experimental                              3,026            2,155               --                5,181
                                                       -----------           ------             ----            ---------

             Income from operations                          3,158            3,032               --                6,190

Other income (expense):
      Interest income                                          291               --             (189)(2D)             102
      Interest expense                                         (80)              --               --                  (80)
      Other, net                                               (28)             (42)              --                  (70)
                                                       -----------           ------             ----            ---------

             Income from continuing operations
               before income taxes                           3,341            2,990             (189)               6,142

Income tax expense                                           1,133            1,196              (72)(2E)           2,257
                                                       -----------           ------             ----            ---------

             Net income from continuing operations     $     2,208            1,794                                 3,885
                                                       ===========           ======             ====            =========

Basic net income per common share                      $       .50               --               --                  .88
                                                       ===========                                              =========
Diluted net income per common share                    $       .48               --               --                  .85
                                                       ===========                                              =========
Weighted average shares:
             Basic                                       4,427,185               --               --            4,427,185
                                                       ===========                                              =========
             Diluted                                     4,580,653               --               --            4,580,653
                                                       ===========                                              =========

              UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)

                                                           FOR THE NINE MONTHS ENDED MARCH 31, 2003

                                                                                      PRO FORMA         PRO FORMA
                                                 INVIVO               MDE            ADJUSTMENTS         COMBINED
                                               -----------           ------          -----------        ---------
Sales                                          $    36,392            9,329               --               45,721
Operating expenses:
      Cost of goods sold                            17,872            5,896               --               23,768
      Selling, general, and administrative          13,078            3,489               --               16,567
      Research and experimental                      2,318            1,009               --                3,327
                                               -----------           ------             ----            ---------

             Income from operations                  3,124           (1,065)              --                2,059

Other income (expense):
      Interest income                                  530               --             (189)(2D)             341
      Interest expense                                 (47)              --               --                  (47)
      Other, net                                        49               (1)              --                   48
                                               -----------           ------             ----            ---------

             Income before income taxes              3,656           (1,066)            (189)               2,401

Income tax expense                                   1,179             (426)             (72)(2E)             681
                                               -----------           ------             ----            ---------

             Net income                        $     2,477             (640)            (117)               1,720
                                               ===========           ======             ====            =========

Basic net income per common share              $      0.56               --               --                 0.39
                                               ===========                                              =========

Diluted net income per common share            $      0.54               --               --                 0.37
                                               ===========                                              =========

Weighted average shares:
             Basic                               4,386,073               --               --            4,386,073
                                               ===========                                              =========
             Diluted                             4,611,154               --               --            4,611,154
                                               ===========                                              =========

                NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL
                                  INFORMATION

NOTE 1. BASIS OF PRESENTATION AND PURCHASE PRICE

         On April 3, 2003, Invivo Corporation ("Invivo") purchased all of the capital stock of Medical Data Electronics Inc. ("MDE"), a wholly-owned subsidiary of SensorMedics Corporation under a Stock Purchase Agreement. SensorMedics Corporation is a wholly-owned subsidiary of VIASYS Healthcare Inc., a publicly traded healthcare technology company. MDE is a manufacturer of wireless patient monitoring products. The final purchase price was approximately $9.4 million, of which (i) approximately $472,000 is being held in escrow for a period of 90 days to secure indemnification obligations of MDE with respect to its adjusted working capital and (ii) approximately $944,000 is being held in escrow for a period of one year to secure other indemnification obligations of MDE. The transaction was accounted for using the purchase method of accounting. The purchase price was arrived at through negotiation between the parties, considering the value of fixed assets, inventories, revenues and earnings, and other factors. Invivo funded the purchase price from its existing balances of cash and short-term investments. Invivo presently intends that the MDE business will, in general, continue to be operated in its current manner.

The unaudited pro forma condensed combined financial statements are based on the historical consolidated financial statements of Invivo and MDE after giving effect to the acquisition of MDE using the purchase method of accounting and the assumptions and adjustments described below. The purchase price was allocated based on the estimated fair value of the assets acquired and of certain liabilities assumed based on MDE's balance sheet at March 29, 2003. The purchase price allocation is based on preliminary management estimates and are subject to change. The unaudited pro forma condensed combined statements of operations for the year ended June 30, 2002 and the nine months ended March 31, 2003 assumes the acquisition occurred on July 1, 2001. The unaudited pro forma condensed combined balance sheet at March 31, 2003 assumes the acquisition occurred on March 31, 2003.

Below is a table of the purchase price allocation, including estimated direct acquisition costs of $500 thousand, in thousands of dollars:

Current assets                        $     7,037
Property, plant and equipment               1,300
Goodwill                                    2,880
Current liabilities                        (1,778)
                                      -----------
                                      $     9,439
                                      ===========

NOTE 2. PRO FORMA ADJUSTMENTS

The pro forma adjustments are based on an estimated allocation of purchase price based on the fair value of the assets acquired and liabilities assumed based on the balance sheet of MDE as of March 29, 2003.

         (A) Adjustment to reflect the cash paid in connection with the acquisition of MDE and the allocation of purchase price to the estimated fair value of assets acquired as shown in Note 1 and elimination of MDE's stockholders' equity .

         (B) Adjustment to reflect the fair value adjustment to inventory in connection with the acquisition.

         (C) Adjustment to reflect the estimates for accruals of direct acquisition costs of $500 thousand.

         (D) Adjustment to reflect the reduction of interest income assuming an interest rate of 2% on the short-term investments used to fund the acquisition.

         (E) Adjustment to reflect the estimated income tax effects of the acquisition at an assumed effective tax rate of 40%.

NOTE 3. PRO FORMA NET INCOME PER SHARE

The unaudited basic and diluted net income per share is based on the weighted average number of Invivo common shares outstanding for the year ended June 30, 2002 and for the nine months ended March 31, 2003, respectively.